                                                                    Exhibit 10.5


                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of September 27, 1996 between Alkermes, Inc., a Pennsylvania corporation (the "Pledgor") and Fleet National Bank (the "Pledgee"). The Pledgee is the successor by merger to Fleet Bank of Massachusetts, N.A. ("Fleet Mass"). This Agreement amends and restates in its entirety, and supersedes the terms of, that certain Pledge Agreement dated as of November 19, 1992 between the Pledgor and Fleet Mass.

     1. PLEDGE. The Pledgor hereby pledges, transfers and assigns to the Pledgee, and hereby grants a security interest to the Pledgee in, all of the Collateral (as hereinafter defined) and all proceeds thereof.

     2. SECURITY. This Agreement is made with the Pledgee to secure all of the Secured Obligations of the Pledgor to the Pledgee. As used herein, the term "Secured Obligations" means each of the following: (i) the full and punctual payment when due of all liabilities of the Pledgor and/or Alkermes Controlled Therapeutics, Inc. ("ACT I") to the Pledgee under that certain $3,187,496 original principal amount promissory note dated December 23, 1994 made by the Pledgor and payable to the order of Fleet Mass (the Pledgee having succeeded to the rights of Fleet Mass thereunder), as amended by Allonge to Note of even date herewith among the Pledgor, ACT I and the Pledgee (said December 23, 1994 promissory note, as so amended, being hereinafter referred to as the "1994 Note"), (ii) the full and punctual payment when due of all liabilities of the Pledgor and/or ACT I to the Pledgee under that certain $1,500,000 original principal amount promissory note dated December 19, 1995 made by the Pledgor and payable to the order of Fleet Mass (the Pledgee having succeeded to the rights of Fleet Mass thereunder), as amended by Allonge to Note of even date herewith among the Pledgor, ACT I and the Pledgee (said December 19, 1995 Promissory Note, as so amended, being hereinafter referred to as the "1995 Note"), (iii) the full and punctual payment when due of all liabilities of the Pledgor and/or Alkermes Controlled Therapeutics Inc. II ("ACT II") to the Pledgee under that certain $5,000,000 original principal amount promissory note of even date herewith (the "Ohio Term Note") made by the Pledgor and ACT II and payable to the Pledgee, (iv) the full and punctual payment when due of all liabilities of the Pledgor, ACT I and/or ACT II to the Pledgee under any Additional Term Note (as defined in the below-described Letter Agreement) which may hereafter be issued pursuant to Section 1.5 of said Letter Agreement, (v) the full and punctual payment, performance and observance by the Pledgor, ACT I and ACT II of all liabilities, agreements, warranties and covenants under or contained in that certain letter agreement of even date herewith (the "Letter Agreement") among the Pledgor, ACT I, ACT II and the Pledgee and/or any other instruments or agreements securing, guaranteeing or relating in any way to the indebtedness represented by the 1994 Note, the 1995 Note, the Ohio Term Note or any Additional Term Note (the Letter Agreement, the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and such other instruments and agreements being hereinafter referred to, collectively, as the "Loan Documents"), and (vi) the payment and performance as and when due of all indebtedness, obligations, agreements and liabilities, direct and indirect, matured or unmatured, primary or secondary, certain or contingent, whether or not otherwise secured or guaranteed, of the Pledgor, ACT I and/or ACT II to the Pledgee, whether now owed or existing or hereafter owing or incurred, to the extent that the foregoing arise out of or in connection with the Loan Documents or any of same, including, without limitation, costs and expenses incurred by the Pledgee in collecting or enforcing or attempting to collect or enforce any of the foregoing.

     The Pledgor will at all times maintain Collateral with respect to which the Pledgee has been transferred or otherwise has a first security interest with an aggregate Collateral Value of not less than the Required Minimum Value (as defined in the Letter Agreement), as in effect from time to time. "Collateral Value" of any of the Collateral shall mean the fair market value thereof. At any time when no Event of Default or Default (each as hereinafter defined) has occurred and is continuing, the Pledgor (i) may request the release of, and the Pledgee will release, a portion of the Collateral, and (ii) may substitute items of Collateral (which substitute items of Collateral will consist of Government Securities (as defined in the Letter Agreement) or deposit accounts with the Pledgee); provided that in each such case, after giving effect to such release or substitution, as the case may be, there will remain Collateral subject to this Agreement with respect to which the Pledgee has been transferred or otherwise has a first security interest with an aggregate Collateral Value of not less than the then Required Minimum Value. Subject to the right of the Pledgor to obtain a partial release or substitution pursuant to the immediately preceding sentence, interest and dividends on the Pledgor's investment in the Collateral shall become part of the Collateral and shall be held by the Pledgee hereunder. Except as expressly provided in this paragraph, no securities, cash, accounts, rights, interests or other property now or hereafter included within the Collateral may be withdrawn from the Collateral.

     Collateral which consists of certificated securities, instruments, deposits, money, accounts or any similar items ("Possessory Collateral") will be physically delivered to the Pledgee accompanied by an assignment thereof endorsed in blank with stock or bond powers attached, or endorsed to the order of the Pledgee, as the case may be. The Pledgor will give all such notices and make all such filings with respect to such other certificated securities or uncertificated securities, and will take all other actions requested by the Pledgee, as may be required in order to maintain the transfer, perfection and priority of the security interests of the Pledgee in all of the Collateral.

     Unless the Pledgee otherwise consents, all Collateral will either be in the form of one or more deposit accounts with the Pledgee or in the form of Government Securities (as defined in the Letter Agreement). Except for treasury notes not represented by a physical certificate ("Federal Book-Entry Collateral"), all of the Collateral will be Possessory Collateral, and the interest of the Pledgee in Possessory Collateral will be perfected by possession. As to Federal Book-Entry Collateral, the Pledgor will execute and deliver all such instructions and instruments of transfer as shall be necessary or desirable in order to accomplish a book-entry transfer of all Federal Book-Entry Collateral to a general account maintained at the Federal Reserve Bank of Boston by the Pledgee. The name of the Pledgee shall appear as the owner of all Federal Book-Entry Collateral on the books and records of the Federal Reserve Bank of Boston.

     3. COLLATERAL. A list of the initial Collateral pledged hereunder is attached hereto as Schedule A and incorporated herein by this reference, as same may be amended from time to time. For purposes of this Agreement, "Collateral" means and includes (i) all of the cash, securities and property listed on Schedule A hereto, (ii) all cash, securities and other property hereafter deposited with the Pledgee by the Pledgor pursuant to Section 11 below and (iii) all replacements, substitutions, dividends and distributions in respect of any of the foregoing. The Collateral shall also include all of the Pledgor's cash, bank deposits and certificates of deposit which represent proceeds of any of the items of Collateral described in the immediately preceding two sentences. If any item of Collateral is added pursuant to Section 2 or Section 11, at the time of such addition the Pledgor shall deliver to the Pledgee a listing of all Collateral, which listing shall be substituted for the Schedule A theretofore in effect and shall serve as an amendment to this Agreement. The Pledgor represents, warrants and agrees that Schedule A and each successive Schedule A shall be deemed to set forth a description of any security listed therein which shall be sufficient for purposes of transfer to the Pledgee of a security interest therein.

     4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents, warrants and agrees that: (a) the Pledgor has good and valid title to the Collateral, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto (except for the security interest created hereby), and there is no Possessory Collateral which has not been delivered to the Pledgee; (b) the Pledgor has good right and lawful authority to pledge, mortgage, assign, transfer, deliver, deposit, set over and confirm unto the Pledgee the Collateral as provided herein and will warrant and defend the title thereto and the security interest therein conveyed to the Pledgee by this Agreement against all claims of all persons and will maintain and preserve such security interest; (c) the execution, delivery and performance of this Agreement and the pledge and/or delivery of the Collateral to the Pledgee do not and will not contravene the charter or by-laws of the Pledgor or any agreement, commitment, indenture, contract or other obligation or restriction affecting the Pledgor; and (d) this Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be subject to or affected by applicable bankruptcy, reorganization, insolvency or other similar laws affecting the enforcement of creditors' rights generally. The Pledgor covenants that it will have the like title to and right to pledge any other property of the Pledgor at any time hereafter purported to be pledged to the Pledgee hereunder.

     5. EVENTS OF DEFAULT. As used herein, an Event of Default shall be deemed to have occurred upon the occurrence of any one or more of the following: (a) the failure by the Pledgor and ACT I or ACT II to pay to the Pledgee any sum when due (subject to any applicable notice and/or grace period) under the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and/or any of the other Loan Documents; (b) any failure by the Pledgor to fulfill any of its obligations under Section 11 hereof; (c) any representation or warranty of the Pledgor made herein shall at any time prove to have been false in any material respect when made; (d) the Pledgor shall default in the performance of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for fifteen (15) days after notice thereof shall have been given to the Pledgor; or (e) any other "Event of Default" defined in any of the Loan Documents shall exist and shall remain unwaived or uncured beyond the expiration of any applicable notice and/or grace period. As used herein, "Default" means any event or circumstance which, with the passage of time or the giving of notice or both, could become an Event of Default.

     6. DIVIDENDS; VOTING RIGHTS. All interest earned on the Collateral and any cash dividends paid in respect of the Collateral shall be received by or paid over to the Pledgee and shall be held by the Pledgee as part of the Collateral.

     Unless and until an Event of Default shall have occurred, the Pledgor shall retain and may exercise all voting rights with respect to Collateral, and all rights with respect to conversion, exchange, subscription, option, warrant and other similar rights and privileges pertaining to Collateral ("Rights"); PROVIDED that if an Event of Default occurs and is continuing all Rights shall be exercisable only by or with the prior written consent of the Pledgee; PROVIDED FURTHER that the Pledgee shall not have any voting Rights unless and until it shall have given the Pledgor written notice that such Event of Default has occurred and is continuing and that the Pledgee may exercise, or intends to exercise, any such voting Right, and the Pledgee shall have no duty at any time whatsoever to exercise any Right and shall not be responsible for any failure to do so or delay in so doing.

     7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If an Event of Default has occurred and is continuing, the Pledgee shall have the right to exercise in respect of the Collateral all the rights and remedies available to a secured party under the Uniform Commercial Code in effect at the time in The Commonwealth of Massachusetts. To the maximum extent permitted by applicable law, the Pledgee may (after only such notice to the Pledgor as may be required by applicable law) sell, assign and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, for cash, on credit or for other property, for immediate or future delivery, the Pledgor hereby waiving and releasing (to the maximum extent permitted by applicable law) any and all right or equity of redemption whether before or after sale hereunder; at any such sale the Pledgee may bid for and purchase the whole or any portion of the Collateral and may make payment therefor by any means. The Pledgee shall apply the cash proceeds actually received by it from any sale or other disposition, together with any other moneys at the time held by it hereunder, to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, brokers' fees and all other reasonable expenses which may be incurred by the Pledgee in collecting sums due under the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and/or any of the other Loan Documents or in enforcing this Agreement; and then to the Secured Obligations; and any amount remaining in excess of the sum of (i) such expenses and (ii) the Secured Obligations shall be paid to the Pledgor. The Pledgee shall not be required to resort to or marshall any present or future security for, or guaranties of, the obligations secured hereby, or to resort to any such security or guaranties in any particular order. The Pledgee's remedies shall be cumulative with all other rights, however existing or arising, and may be exercised concurrently or separately. Neither failure nor delay on the Pledgee's part to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other further exercise thereof or the exercise of any other right, remedy, power or privilege.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not be deemed to have been made in a commercially unreasonable manner on account of their private character.

     The Pledgee shall have no duty or liability to preserve rights pertaining to any Collateral, except the exercise of reasonable care to (i) assure the safekeeping of Possessory Collateral, (ii) segregate the Possessory Collateral from the assets of the Pledgee, (iii) cause the security interest of the Pledgee in the Collateral to be noted in accordance with customary securities industry standards and practices, and (iv) maintain accurate books and accounts with respect to the Collateral, including identification of such Collateral as being owned by the Pledgor.

     8. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by any amendment or modification of or addition or supplement to the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and/or any of the other Loan Documents or any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and/or any of the other Loan Documents. This Agreement and the pledge and security interest granted hereby shall be of no further force or effect upon the full payment and satisfaction of all of the Secured Obligations and immediately thereafter the Pledgee will release to the Pledgor all Collateral held hereunder, together with appropriate releases and discharges of such pledge and security interest.

     9. NOTICE. All notices and other communications hereunder shall be in writing and shall be given in accordance with the provisions of the Letter Agreement.

     10. FURTHER ASSURANCES. The Pledgor will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, opinions and other documents, and will do or cause to be done all such other things, as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder.

     11. MAINTENANCE OF VALUES. If, at any date, the Collateral shall have an aggregate Collateral Value which is less than the then Required Minimum Value for any reason (including, without limitation, due to any decline in value of any Collateral and/or due to increase in the Required Minimum Value pursuant to the PROVISO contained in the second sentence of Section 1.8 of the Letter Agreement), then the Pledgee shall immediately notify the

Pledgor by telephone or facsimile of such Collateral Value and the Pledgor shall deposit with the Pledgee, within two (2) business days following such notification, additional cash or securities to be held as Collateral hereunder, so that the aggregate Collateral Value of all Collateral then so held will not be less than the then effective Required Minimum Value.

     12. COSTS AND INDEMNIFICATION. The Pledgor agrees to pay to the Pledgee on demand any and all reasonable costs and expenses, and to indemnify and hold harmless the Pledgee from and against any and all claims, demands, damages and liabilities that may be incurred or paid by the Pledgee in connection with the Collateral, this Agreement or the preparation, amendment, modification, interpretation, administration or enforcement of this Agreement; provided that the Pledgor will not be required hereby to indemnify the Pledgee against any claims, demands, damages or liabilities arising out of the Pledgee's gross negligence or willful misconduct.

     13. MISCELLANEOUS. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Pledgor and the Pledgee. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts. This Agreement may be executed simultaneously in several counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument. If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed, as an instrument under seal, as of the day and year first above written.

                                            ALKERMES, INC.


                                            By /s/ Michael Landine
                                              ---------------------------------
                                              Its Senior Vice President and CFO

                                            FLEET NATIONAL BANK


                                            By /s/ Catherine Bruton
                                              ---------------------------------
                                              Its VP

                         SCHEDULE A TO PLEDGE AGREEMENT


     An interest equal to $1,000,000 face amount (the "Pledged Interest") of a certain United States Treasury Bill due October 17, 1996 (CUSIP No. 99RM51A0) standing in the name of the Pledgee or its nominee on the books of the Federal Reserve Bank of Boston. The Pledged Interest has been credited to the "Alkermes, Inc. Collateral Account" maintained on the books of the Pledgee and the Collateral includes all right, title and interest of the Pledgor in and to said Account.